EXHIBIT 10(ii)

When recorded, please return to:
North Beck Joint Venture, L.L.C.
c/o John Michael Coombs, Member/Manager
2435 Scenic Drive
Salt Lake City, UT 84109

                          WARRANTY DEED

North Beck Joint Venture, a general partnership, Grantor, hereby warrants to:

North Beck Joint Venture, L.L.C., a Utah limited liability company whose current address is c/o John Michael Coombs, Member/Manager, 2435 Scenic Drive, Salt Lake City, UT 84109, for the sum of $10.00 and other good and valuable consideration, the following property situated in Juab County, State of Utah, to wit:

See Exhibit "A" attached hereto and by this reference incorporated herein.

TOGETHER WITH all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereunto now or hereafter used or enjoyed with said property, or any part thereof.

SUBJECT TO all covenants, conditions, easements, right-of-ways, reservations and restrictions now of record.

Witness the hand of said grantor this 25th day of November, 1997.

John Michael Coombs General Partner

STATE OF UTAH
ss.
COUNTY OF SALT LAKE

SUBSCRIBED and SWORN to before me this 25th day of November, 1997.

Notary Public Residing at Salt Lake City, UT

Exhibit "A"

to the Quit Claim Deed dated November 25, 1997, whereby North Beck Joint Venture, a general partnership, conveys its right, title and interest in and to the following patented lode mining claims situate in the State of Utah, County of Juab, Tintic Mining District, to North Beck Joint Venture, LLC, a Utah limited liability company, to wit:

             TOWNSHIP 10 SOUTH, RANGE 3 WEST, USB&M
                     SECTIONS 11, 12, 13, 24

CLAIM NAME                              SURVEY OR ACRES   LOT NUMBER

Broad Zone, Seneca & Peninsula Lodes                   # 279        34.24
Lulu Lode                                              #4306        12.238
Peru Lode                                              # 341        20.090
Wedge Lode                                             #4448         1.667
Sidehill & Sacramento Lodes                            # 343        12.240
Pinion & Fraction Lodes                                #4553        12.859
Black Warrior #3 Lode                                  #4620         6.318
Black Warrior & Fraction Lodes                         #4552        24.789
West Cable, Cable Fraction, Columbia Hancock,
    San Juan & Argo Lodes                              #3283        42.339
Magazine Lode                                          #6622         3.041
Victor #2 Lode                                         #3275        13.652
Revenue, Manhattan, Outcast Lodes                      #3277        61.025
Stipended Lode                                         #3276        18.750
Mary Ellen Lode                                        #4101         2.305
Last Resort Lode                                       #3215        20.659
Rescue Lode                                            #5347        16.958
North Beck & Jorave Lodes                              #6796         8.630
North Bear, North Bear Fraction, North Seneca Lodes    #6795        28.732
Damfino Lode                                           # 262        20.511
Mamie Consolidated Lode                                #4584        13.307
Equator, Cable Lode and Jumbo Lode                     #4302
                                                       #4303
                                                       #4304        16.323
Magnet Lode                                            #3968        20.661
Bellmont Lode                                          #4789        19.111
Blossom Lode                                           #4556         0.806
St. Louis Mining Claims #1, 2, 3 and 4                 #5267        51.446
               containing in all 470.097 acres, more or less